Fees Summary	Jun. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	60,394.63
Total Transaction Valuation	437,325,379.25
Total Offset Amount	0
Net Fee	$ 60,394.63